UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2018

Semiannual Report

to Shareholders

Deutsche Emerging Markets Fixed Income Fund

(Effective on or about July 2, 2018, Deutsche Emerging Markets Fixed Income Fund will be renamed DWS Emerging Markets Fixed Income Fund.)

Contents

3	Letter to Shareholders
4	Performance Summary
7	Portfolio Management Team
8	Portfolio Summary
10	Investment Portfolio
18	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets

22	Financial Highlights
26	Notes to Financial Statements
39	Information About Your Fund’s Expenses
41	Advisory Agreement Board Considerations and Fee Evaluation
47	Account Management Resources
49	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or Deutsche Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Emerging Markets Fixed Income Fund

Letter to Shareholders

Dear Shareholder:

You may have noticed a new logo appearing on the cover of this report. As of March 23, 2018, Deutsche Asset Management has adopted its existing European brand, DWS, globally. As we have consolidated several businesses over the last several years, each of which has grown up relatively independently, the time has now come to be united under a single brand that reflects our global identity and the full breadth of capabilities we offer to our clients.

The DWS brand — Deutsche Gesellschaft für Wertpapiersparen — draws on our roots in the German market, going back over 60 years. It was established in Hamburg in 1956 with a singular objective: to assist private investors in building wealth and managing risk. We have been fulfilling that promise for generations. Today, the DWS name is synonymous with the values that we have continuously lived up to, and those that will remain central to our future success: Excellence, Entrepreneurship, Sustainability and Integrity. It is therefore a name that we are proud to adopt and build upon as our brand here in the Americas.

In connection with this change, our web site has recently been redesigned with a new address: dws.com. However, for your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. Please visit us online to find the most current insights from our CIO, economists and investment specialists.

As always, thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions as we march forward gathering our unique qualities and capabilities under one roof, DWS.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Emerging Markets Fixed Income Fund	|	3

Performance Summary	April 30, 2018 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
Unadjusted for Sales Charge	–2.75%	0.26%	–0.24%	2.42%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–7.12%	–4.25%	–1.16%	1.95%
JPMorgan EMBI Global Diversified Index†	–2.41%	1.27%	3.78%	6.78%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
Unadjusted for Sales Charge		3.19%	0.48%	2.66%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–1.45%	–0.44%	2.19%
JPMorgan EMBI Global Diversified Index†		4.30%	4.69%	7.04%

Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
Unadjusted for Sales Charge	–3.10%	–0.59%	–0.98%	1.65%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–4.05%	–0.59%	–0.98%	1.65%
JPMorgan EMBI Global Diversified Index†	–2.41%	1.27%	3.78%	6.78%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
Unadjusted for Sales Charge		2.42%	–0.30%	1.88%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		2.42%	–0.30%	1.88%
JPMorgan EMBI Global Diversified Index†		4.30%	4.69%	7.04%

Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
No Sales Charges	–2.63%	0.40%	0.01%	2.66%
JPMorgan EMBI Global Diversified Index†	–2.41%	1.27%	3.78%	6.78%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
No Sales Charges		3.45%	0.72%	2.90%
JPMorgan EMBI Global Diversified Index†		4.30%	4.69%	7.04%

4	|	Deutsche Emerging Markets Fixed Income Fund

Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
No Sales Charges	–2.60%	0.57%	0.12%	2.80%
JPMorgan EMBI Global Diversified Index†	–2.41%	1.27%	3.78%	6.78%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
No Sales Charges		3.52%	0.81%	3.03%
JPMorgan EMBI Global Diversified Index†		4.30%	4.69%	7.04%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 1.41%, 2.12%, 1.11% and 0.96% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Deutsche Emerging Markets Fixed Income Fund	|	5

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

†	The JPMorgan EMBI Global Diversified Index tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

‡	Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
4/30/18	$9.19	$9.21	$9.18	$9.18
10/31/17	$9.66	$9.68	$9.65	$9.65
Distribution Information as of 4/30/18
Income Dividends, Six Months	$.21	$.17	$.22	$.22
Latest Quarterly Income Dividend	$.1047	$.0876	$.1100	$.1112
SEC 30-day Yield‡‡	4.51%	3.96%	4.93%	4.98%
Current Annualized Distribution Rate‡‡	4.56%	3.80%	4.79%	4.85%

‡‡	The SEC yield is net investment income per share earned over the six months ended April 30, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.93%, 3.42%, 4.42% and 4.57% for Class A, C, S and institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.98%, 3.26%, 4.28% and 4.44% for Class A, C, S and institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

6	|	Deutsche Emerging Markets Fixed Income Fund

Portfolio Management Team

Effective May 25, 2018, the portfolio management team is as follows:

Nicolas Schlotthauer, CEFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2004 with four years of industry experience. Prior to joining, he served as a Currency Strategist at Deka Investments. Previously, he worked as a Senior Economist for Emerging Markets at DekaBank.

–	Head of Emerging Markets Fixed Income: Frankfurt.

–	Master’s Degree (“Diplom-Volkswirt”) and PhD (“Dr. rer.pol.”) in Economics, Julius Maximilian University of Wuerzburg.

Joergen Hartmann, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2004. Prior to his current role, he served as a member of the DB Real Estate Group.

–	Senior Emerging Markets Fixed Income Portfolio Manager: Frankfurt.

–	Diplom-Betriebswirt (German Business Administration Master’s Degree), Goethe University Frankfurt.

Roland Gabert, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2007. Prior to his current role, he served as a member of the currency team, with focus on emerging markets currencies. Before joining, he worked as an equity trader in international execution at BHF-Bank.

–	Emerging Markets Fixed Income Portfolio Manager: Frankfurt.

–	Completed Bank Training Program (“Bankkaufmann”) at BHF-Bank; Master’s Degree (”Diplom-Betriebswirt“) and MSc in Business Economics, Frankfurt University of Applied Sciences.

Prior to May 25, 2018, the portfolio management team was as follows:

Rahmila Nadi, Vice President

Lead Portfolio Manager of the Fund. Began managing the Fund in 2013.

—	Fixed Income Portfolio Manager: New York.

—	Joined DWS in 2012 with six years of industry experience at J.P. Morgan Chase in New York, where she was a Credit Portfolio Trader, actively managing currency, interest rate and commodities exposure from counterparty credit risk of Latin American and commodities markets counterparties.

—	BA, Columbia University, Columbia College.

—	MBA, Cornell University, S.C. Johnson Graduate School of Management.

Nicolas Schlotthauer, CEFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

—	Joined DWS in 2004 with four years of industry experience. Prior to joining, he served as a Currency Strategist at Deka Investments. Previously, he worked as a Senior Economist for Emerging Markets at DekaBank.

—	Head of Emerging Markets Fixed Income: Frankfurt.

—	Master’s Degree (“Diplom-Volkswirt”) and PhD (“Dr. rer.pol.”) in Economics, Julius Maximilian University of Wuerzburg.

Deutsche Emerging Markets Fixed Income Fund	|	7

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/18	10/31/17
Corporate Bonds	31%	31%
Energy	12%	11%
Financials	9%	11%
Utilities	5%	5%
Industrials	4%	2%
Materials	1%	—
Telecommunications Services	—	2%

Sovereign Bonds	66%	64%
Cash Equivalents	2%	5%
U.S. Treasury Obligations	1%	0%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/18	10/31/17
Indonesia	8%	11%
Turkey	7%	4%
Mexico	6%	9%
Argentina	6%	9%
Russia	6%	5%
Oman	6%	—
Kazakhstan	4%	5%
Ukraine	3%	8%
Peru	3%	4%
Sri Lanka	3%	7%
South Africa	3%	5%
Colombia	3%	1%
Ecuador	3%	—
Nigeria	3%	2%
Azerbaijan	3%	—
Zambia	3%	—
Tunisia	3%	—
Ivory Coast	3%	1%
Other	24%	29%
	100%	100%

8	|	Deutsche Emerging Markets Fixed Income Fund

Currency Exposure* (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/18	10/31/17
United States Dollar	94%	91%
Indonesian Rupiah	4%	6%
Argentine Peso	2%	2%
Euro	0%	–0%
Brazilian Real	0%	—
Polish Zloty	0%	0%
South African Rand	0%	0%
Turkish Lira	0%	0%
British Pound	0%	0%
Mexican Peso	—	1%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

Quality (Excludes Cash Equivalents, Short-Term U.S. Treasury Obligations and Securities Lending Collateral)	4/30/18	10/31/17
AAA	—	5%
AA	2%	0%
A	5%	10%
BBB	39%	34%
BB	19%	18%
B	34%	30%
CCC	—	3%
C	1%	—
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	4/30/18	10/31/17
Effective Maturity	9.3 years	7.0 years
Effective Duration	6.2 years	5.5 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 47 for contact information.

Deutsche Emerging Markets Fixed Income Fund	|	9

Investment Portfolio	as of April 30, 2018 (Unaudited)

	Principal Amount ($)(a)		Value ($)
Bonds 93.9%
Angola 1.8%
Republic of Angola, 144A, 9.5%, 11/12/2025 (Cost $1,346,635)		1,250,000	1,403,375

Argentina 5.8%
Banco Hipotecario SA, 144A, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.000%, 26.771%**, 11/7/2022	ARS	10,975,000	534,820
Provincia de Entre Rios Argentina, 144A, 8.75%, 2/8/2025		775,000	777,712
Republic of Argentina:
REG S, 3.875%, 1/15/2022	EUR	750,000	924,665
6.875%, 1/11/2048		1,270,000	1,128,395
7.625%, 4/22/2046		375,000	362,813
Argentina Central Bank 7 Day Repo Reference Rate, 28.875%**, 6/21/2020	ARS	15,000,000	759,533

(Cost $4,682,517)			4,487,938

Azerbaijan 2.5%
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026		1,430,000	1,562,275
State Oil Co. of the Azerbaijan Republic, REG S, 4.75%, 3/13/2023		405,000	403,583

(Cost $2,022,808)			1,965,858

Bahrain 1.3%
Kingdom of Bahrain, 144A, 6.75%, 9/20/2029 (Cost $1,028,083)		1,100,000	1,013,760

Brazil 1.0%
Federal Republic of Brazil, 5.625%, 1/7/2041 (Cost $825,813)		800,000	760,408

Chile 2.0%
Corp. Nacional del Cobre de Chile:
144A, 4.5%, 9/16/2025		800,000	818,031
144A, 4.5%, 8/1/2047		300,000	294,105
Empresa Nacional del Petroleo, 144A, 4.5%, 9/14/2047		500,000	456,250

(Cost $1,632,894)			1,568,386

China 0.6%
China Development Bank, REG S, 2.75%, 11/16/2022 (Cost $491,984)		500,000	481,929

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Emerging Markets Fixed Income Fund

	Principal Amount ($)(a)		Value ($)

Colombia 2.8%
Republic of Colombia:
3.875%, 4/25/2027		1,465,000	1,413,725
5.0%, 6/15/2045		775,000	767,250

(Cost $2,312,611)			2,180,975

Costa Rica 0.5%
Republic of Costa Rica, 144A, 7.158%, 3/12/2045 (Cost $393,716)		375,000	379,748

Dominican Republic 2.1%
Dominican Republic:
144A, 5.5%, 1/27/2025		1,000,000	1,003,500
144A, 6.85%, 1/27/2045		570,000	588,525

(Cost $1,670,169)			1,592,025

Ecuador 2.7%
Republic of Ecuador:
144A, 7.875%, 1/23/2028		1,090,000	964,650
144A, 8.75%, 6/2/2023		750,000	735,000
144A, 8.875%, 10/23/2027		400,000	377,000

(Cost $2,316,835)			2,076,650

El Salvador 1.3%
Republic of El Salvador, 144A, 6.375%, 1/18/2027 (b) (Cost $1,014,518)		1,000,000	987,500

Honduras 0.6%
Government of Honduras, 144A, 6.25%, 1/19/2027 (Cost $435,000)		435,000	448,589

Indonesia 7.4%
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	41,120,000,000	3,196,498
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042		1,600,000	1,526,000
Perusahaan Penerbit SBSN Indonesia III, 144A, 3.4%, 3/29/2022		1,065,000	1,046,576

(Cost $5,865,827)			5,769,074

Ivory Coast 2.3%
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028 (Cost $1,813,131)		1,800,000	1,811,610

Kazakhstan 3.4%
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		815,000	796,663
Kazakhstan Temir Zholy National Co. JSC, 144A, 4.85%, 11/17/2027		1,900,000	1,881,000

(Cost $2,828,425)			2,677,663

The accompanying notes are an integral part of the financial statements.

Deutsche Emerging Markets Fixed Income Fund	|	11

	Principal Amount ($)(a)	Value ($)

Kenya 1.1%
Republic of Kenya:
144A, 6.875%, 6/24/2024	590,000	611,311
144A, 7.25%, 2/28/2028	200,000	206,435

(Cost $823,631)		817,746

Malaysia 1.5%
Government of Malaysia, 144A, 3.043%, 4/22/2025 (Cost $1,209,208)	1,200,000	1,163,052

Mexico 6.0%
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023	750,000	771,600
Petroleos Mexicanos:
144A, 5.35%, 2/12/2028	1,000,000	951,400
5.375%, 3/13/2022	364,000	376,849
5.625%, 1/23/2046	1,880,000	1,588,130
6.5%, 3/13/2027	930,000	963,117

(Cost $4,824,256)		4,651,096

Namibia 1.3%
Republic of Namibia, 144A, 5.25%, 10/29/2025 (Cost $1,016,262)	1,000,000	980,750

Netherlands 1.1%
Kazakhstan Temir Zholy Finance BV, 144A, 6.95%, 7/10/2042 (Cost $883,120)	750,000	819,212

Nigeria 2.6%
Republic of Nigeria:
144A, 6.5%, 11/28/2027	1,660,000	1,671,062
144A, 7.143%, 2/23/2030	370,000	378,325

(Cost $2,030,000)		2,049,387

Oman 5.4%
Oman Government International Bond:
144A, 4.75%, 6/15/2026	850,000	791,605
144A, 5.375%, 3/8/2027	1,600,000	1,523,718
144A, 5.625%, 1/17/2028	2,000,000	1,909,944

(Cost $4,459,209)		4,225,267

Pakistan 1.2%
Islamic Republic of Pakistan, 144A, 6.875%, 12/5/2027 (Cost $1,000,000)	1,000,000	935,296

Peru 2.9%
Corp. Financiera de Desarrollo SA:
144A, 4.75%, 2/8/2022	500,000	511,145
144A, 4.75%, 7/15/2025	500,000	503,750

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche Emerging Markets Fixed Income Fund

	Principal Amount ($)(a)		Value ($)
Petroleos del Peru SA, 144A, 5.625%, 6/19/2047		1,250,000	1,215,938

(Cost $2,305,474)			2,230,833

Philippines 1.7%
Bangko Sentral Ng Pilipinas Bond, Series A, 8.6%, 6/15/2027 (Cost $1,055,509)		1,000,000	1,336,350

Qatar 1.8%
State of Qatar, 144A, 3.25%, 6/2/2026 (Cost $1,411,779)		1,500,000	1,401,900

Russia 5.5%
Gazprom OAO, 144A, 6.51%, 3/7/2022		700,000	742,114
Russian Federation, 144A, 4.25%, 6/23/2027		400,000	390,377
Vnesheconombank:
REG S, 4.032%, 2/21/2023	EUR	1,865,000	2,426,717
144A, 6.025%, 7/5/2022		700,000	724,640

(Cost $3,974,835)			4,283,848

South Africa 2.8%
Eskom Holdings SOC Ltd., 144A, 7.125%, 2/11/2025 (b) (Cost $2,249,953)		2,150,000	2,196,655

Sri Lanka 2.8%
National Savings Bank, 144A, 5.15%, 9/10/2019		600,000	597,000
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		800,000	804,983
144A, 5.875%, 7/25/2022		800,000	806,529

(Cost $2,207,410)			2,208,512

Tajikistan 1.9%
Republic of Tajikistan, 144A, 7.125%, 9/14/2027 (b) (Cost $1,575,000)		1,575,000	1,458,686

Tunisia 2.4%
Banque Centrale de Tunisie International Bond, 144A, 5.75%, 1/30/2025 (Cost $1,909,928)		2,000,000	1,852,008

Turkey 6.5%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		1,000,000	978,000
Republic of Turkey:
4.25%, 4/14/2026		2,050,000	1,851,830
5.625%, 3/30/2021		800,000	825,034
6.0%, 3/25/2027		550,000	552,013
6.0%, 1/14/2041		875,000	805,252

(Cost $5,292,075)			5,012,129

The accompanying notes are an integral part of the financial statements.

Deutsche Emerging Markets Fixed Income Fund	|	13

	Principal Amount ($)(a)	Value ($)
Ukraine 3.0%
Government of Ukraine:
144A, 7.75%, 9/1/2022	1,200,000	1,223,712
144A, 7.75%, 9/1/2023	500,000	504,020
144A, 7.75%, 9/1/2024	600,000	598,500

(Cost $2,257,190)		2,326,232

United States 0.7%
U.S. Treasury Bills:
1.296%***, 8/16/2018	66,000	65,636
1.641%***, 10/11/2018	500,000	495,585

(Cost $562,032)		561,221

Venezuela 1.1%
Petroleos de Venezuela SA:
144A, 6.0%, 5/16/2024*	1,750,000	441,875
144A, 9.0%, 11/17/2021*	1,480,000	444,000

(Cost $1,274,606)		885,875

Zambia 2.5%
Republic of Zambia, 144A, 8.5%, 4/14/2024 (Cost $2,041,892)	1,900,000	1,918,715
Total Bonds (Cost $75,044,335)		72,920,258

	Shares	Value ($)
Securities Lending Collateral 5.7%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.64% (c) (d) (Cost $4,413,690)	4,413,690	4,413,690

Cash Equivalents 1.7%
Deutsche Central Cash Management Government Fund, 1.73% (c) (Cost $1,317,943)	1,317,943	1,317,943

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $80,775,968)	101.3	78,651,891
Other Assets and Liabilities, Net	(1.3)	(1,029,315)

Net Assets	100.0	77,622,576

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche Emerging Markets Fixed Income Fund

A summary of the Fund’s transactions with affiliated Underlying Deutsche Funds during the period ended April 30, 2018 are as follows:

Value ($) at 10/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2018	Value ($) at 4/30/2018
Securities Lending Collateral 5.7%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.64% (c) (d)
6,049,570	—	1,635,880	—	—	13,835	—	4,413,690	4,413,690
Cash Equivalents 1.7%
Deutsche Central Cash Management Government Fund, 1.73% (c)
4,207,404	47,619,611	50,509,072	—	—	25,162	—	1,317,943	1,317,943
10,256,974	47,619,611	52,144,952	—	—	38,997	—	5,731,633	5,731,633

The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Petroleos de Venezuela SA*	6.0%	5/16/2024	1,750,000	791,988	441,875
Petroleos de Venezuela SA*	9.0%	11/17/2021	1,480,000	482,618	444,000
				1,274,606	885,875

*	Non-income producing security.

**	Variable or floating rate security. These securities are shown at their current rate as of April 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at April 30, 2018 amounted to $4,264,282, which is 5.5% of net assets.

(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the period ended April 30, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

JSC: Joint Stock Company

The accompanying notes are an integral part of the financial statements.

Deutsche Emerging Markets Fixed Income Fund	|	15

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

As of April 30, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	4,500,000	USD	5,573,216	6/18/2018	118,560	Morgan Stanley
BRL	2,600,000	USD	772,247	6/28/2018	34,326	Morgan Stanley
Total unrealized appreciation					152,886

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	780,546	BRL	2,600,000	6/28/2018	(42,626)	Morgan Stanley

Currency Abbreviations
ARS	Argentine Peso
BRL	Brazilian Dollar
EUR	Euro
IDR	Indonesian Rupiah
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche Emerging Markets Fixed Income Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (e)
Bonds	$—	$72,920,258	$—	$72,920,258
Short-Term Investments (e)	5,731,633	—	—	5,731,633
Derivatives (f)
Forward Foreign Currency Contracts	—	152,886	—	152,886
Total	$5,731,633	$73,073,144	$—	$78,804,777

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Forward Foreign Currency Contracts	$—	$(42,626)	$—	$(42,626)
Total	$—	$(42,626)	$—	$(42,626)

There have been no transfers between fair value measurement levels during the period ended April 30, 2018.

(e)	See Investment Portfolio for additional detailed categorizations.

(f)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche Emerging Markets Fixed Income Fund	|	17

Statement of Assets and Liabilities

as of April 30, 2018 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $75,044,335) — including $4,264,282 of securities loaned	$72,920,258
Investment in Deutsche Government & Agency Securities Portfolio (cost $4,413,690)*	4,413,690
Investment in Deutsche Central Cash Management Government Fund (cost $1,317,943)	1,317,943
Cash	3,341,113
Foreign currency, at value (cost $2,778,425)	2,725,651
Receivable for Fund shares sold	652
Interest receivable	1,107,343
Unrealized appreciation on forward foreign currency contracts	152,886
Other assets	28,051
Total assets	86,007,587

Liabilities
Payable upon return of securities loaned	4,413,690
Payable for investments purchased	3,738,935
Payable for Fund shares redeemed	56,050
Unrealized depreciation on forward foreign currency contracts	42,626
Accrued management fee	7,109
Accrued Directors’ fees	2,481
Other accrued expenses and payables	124,120
Total liabilities	8,385,011
Net assets, at value	$77,622,576

Net Assets Consist of
Distributions in excess of net investment income	(3,253)
Net unrealized appreciation (depreciation) on:
Investments	(2,124,077)
Foreign currency	(53,535)
Forward foreign currency contracts	110,260
Accumulated net realized gain (loss)	(30,266,867)
Paid-in capital	109,960,048
Net assets, at value	$77,622,576

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

18	|	Deutsche Emerging Markets Fixed Income Fund

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($3,236,950 ÷ 352,370 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.19
Maximum offering price per share (100 ÷ 95.50 of $9.19)	$9.62
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,775,484 ÷ 192,805 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$9.21
Class S
Net Asset Value, offering and redemption price per share ($55,900,130 ÷ 6,090,460 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$9.18
Institutional Class
Net Asset Value, offering and redemption price per share ($16,710,012 ÷ 1,821,174 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$9.18

The accompanying notes are an integral part of the financial statements.

Deutsche Emerging Markets Fixed Income Fund	|	19

Statement of Operations

for the six months ended April 30, 2018 (Unaudited)

Investment Income
Income:
Interest (net of foreign taxes withheld of $10,819)	$2,329,884
Income distributions — Deutsche Central Cash Management Government Fund	25,162
Securities lending income, net of borrower rebates	13,835
Total income	2,368,881
Expenses:
Management fee	237,213
Administration fee	40,206
Services to shareholders	59,016
Distribution and service fees	13,581
Custodian fee	13,520
Professional fees	68,050
Reports to shareholders	19,193
Registration fees	29,181
Directors’ fees and expenses	3,487
Other	10,527
Total expenses before expense reductions	493,974
Expense reductions	(155,965)
Total expenses after expense reductions	338,009
Net investment income	2,030,872

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	632,333
Futures	1,518
Forward foreign currency contracts	(159,666)
Foreign currency	23,911
498,096
Change in net unrealized appreciation (depreciation) on:
Investments	(4,539,841)
Futures	(8,907)
Forward foreign currency contracts	(58,841)
Foreign currency	(53,131)
(4,660,720)
Net gain (loss)	(4,162,624)
Net increase (decrease) in net assets resulting from operations	$(2,131,752)

The accompanying notes are an integral part of the financial statements.

20	|	Deutsche Emerging Markets Fixed Income Fund

Statements of Changes in Net Assets

	Six Months Ended April 30, 2018	Year Ended October 31,

Increase (Decrease) in Net Assets	(Unaudited)	2017

Operations:
Net investment income	$2,030,872	$5,712,141
Net realized gain (loss)	498,096	1,640,162
Change in net unrealized appreciation (depreciation)	(4,660,720)	(354,650)
Net increase (decrease) in net assets resulting from operations	(2,131,752)	6,997,653
Distributions to shareholders from:
Net investment income:
Class A	(77,930)	(117,055)
Class C	(34,677)	(50,554)
Class S	(1,354,838)	(1,956,146)
Institutional Class	(397,579)	(1,626,459)
Return of capital:
Class A	—	(24,668)
Class C	—	(10,654)
Class S	—	(412,238)
Institutional Class	—	(342,760)
Total distributions	(1,865,024)	(4,540,534)
Fund share transactions:
Proceeds from shares sold	11,476,590	5,983,320
Reinvestment of distributions	1,716,555	4,281,291
Payments for shares redeemed	(14,765,078)	(58,447,773)
Net increase (decrease) in net assets from Fund share transactions	(1,571,933)	(48,183,162)
Increase (decrease) in net assets	(5,568,709)	(45,726,043)
Net assets at beginning of period	83,191,285	128,917,328
Net assets at end of period (including distributions in excess of net investment income of $3,253 and $169,101, respectively)	$77,622,576	$83,191,285

The accompanying notes are an integral part of the financial statements.

Deutsche Emerging Markets Fixed Income Fund	|	21

Financial Highlights

	Six Months Ended 4/30/18		Years Ended October 31,
Class A	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.66		$9.44	$9.13	$10.61	$10.57	$11.16
Income (loss) from investment operations:
Net investment income[a]	.23		.44	.39	.46	.49	.42
Net realized and unrealized gain (loss)	(.49)		.12	.35	(1.52)	(.09)	(.65)
Total from investment operations	(.26)		.56	.74	(1.06)	.40	(.23)
Less distributions from:
Net investment income	(.21)		(.28)	(.35)	(.42)	(.36)	(.36)
Return of capital	—		(.06)	(.08)	—	—	—
Total distributions	(.21)		(.34)	(.43)	(.42)	(.36)	(.36)
Redemption fees	—		—	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$9.19		$9.66	$9.44	$9.13	$10.61	$10.57
Total Return (%)[b,c]	(2.75	)**	6.10	8.34	(10.09)	3.88	(2.10)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		4	5	5	8	11
Ratio of expenses before expense reductions (%)	1.52	*	1.41	1.36	1.29	1.22	1.23
Ratio of expenses after expense reductions (%)	1.02	*	1.16	1.25	1.21	1.20	1.23
Ratio of net investment income (%)	4.88	*	4.70	4.29	4.68	4.58	3.83
Portfolio turnover rate (%)	67	**	88	67	132	191	205

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

22	|	Deutsche Emerging Markets Fixed Income Fund

	Six Months Ended 4/30/18		Years Ended October 31,
Class C	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.68		$9.47	$9.15	$10.64	$10.60	$11.19
Income (loss) from investment operations:
Net investment income[a]	.19		.38	.33	.38	.41	.34
Net realized and unrealized gain (loss)	(.49)		.10	.35	(1.52)	(.09)	(.65)
Total from investment operations	(.30)		.48	.68	(1.14)	.32	(.31)
Less distributions from:
Net investment income	(.17)		(.22)	(.28)	(.35)	(.28)	(.28)
Return of capital	—		(.05)	(.08)	—	—	—
Total distributions	(.17)		(.27)	(.36)	(.35)	(.28)	(.28)
Redemption fees	—		—	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$9.21		$9.68	$9.47	$9.15	$10.64	$10.60
Total Return (%)[b,c]	(3.10	)**	5.19	7.63	(10.82)	3.11	(2.80)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	2	3	4	5
Ratio of expenses before expense reductions (%)	2.25	*	2.12	2.09	2.02	1.96	1.97
Ratio of expenses after expense reductions (%)	1.77	*	1.91	1.99	1.96	1.95	1.96
Ratio of net investment income (%)	4.12	*	3.97	3.56	3.93	3.83	3.07
Portfolio turnover rate (%)	67	**	88	67	132	191	205

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Deutsche Emerging Markets Fixed Income Fund	|	23

	Six Months Ended 4/30/18		Years Ended October 31,
Class S	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.65		$9.44	$9.13	$10.61	$10.57	$11.16
Income (loss) from investment operations:
Net investment income[a]	.24		.47	.41	.48	.51	.45
Net realized and unrealized gain (loss)	(.49)		.11	.35	(1.51)	(.08)	(.65)
Total from investment operations	(.25)		.58	.76	(1.03)	.43	(.20)
Less distributions from:
Net investment income	(.22)		(.31)	(.37)	(.45)	(.39)	(.39)
Return of capital	—		(.06)	(.08)	—	—	—
Total distributions	(.22)		(.37)	(.45)	(.45)	(.39)	(.39)
Redemption fees	—		—	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$9.18		$9.65	$9.44	$9.13	$10.61	$10.57
Total Return (%)[b]	(2.63	)**	6.26	8.61	(9.86)	4.15	(1.83)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56		61	64	66	87	103
Ratio of expenses before expense reductions (%)	1.22	*	1.11	1.07	1.00	.96	.96
Ratio of expenses after expense reductions (%)	.82	*	.93	1.00	.96	.95	.96
Ratio of net investment income (%)	5.07	*	4.95	4.53	4.93	4.84	4.10
Portfolio turnover rate (%)	67	**	88	67	132	191	205

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

24	|	Deutsche Emerging Markets Fixed Income Fund

	Six Months Ended 4/30/18		Years Ended October 31,
Institutional Class	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.65		$9.43	$9.12	$10.61	$10.57	$11.16
Income (loss) from investment operations:
Net investment income[a]	.24		.47	.42	.49	.53	.46
Net realized and unrealized gain (loss)	(.49)		.12	.35	(1.52)	(.08)	(.65)
Total from investment operations	(.25)		.59	.77	(1.03)	.45	(.19)
Less distributions from:
Net investment income	(.22)		(.31)	(.38)	(.46)	(.41)	(.40)
Return of capital	—		(.06)	(.08)	—	—	—
Total distributions	(.22)		(.37)	(.46)	(.46)	(.41)	(.40)
Redemption fees	—		—	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$9.18		$9.65	$9.43	$9.12	$10.61	$10.57
Total Return (%)	(2.60	)b**	6.44 [b]	8.73	(9.84)	4.30	(1.68)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17		17	58	71	147	187
Ratio of expenses before expense reductions (%)	1.08	*	.96	.92	.85	.82	.81
Ratio of expenses after expense reductions (%)	.77	*	.88	.92	.85	.82	.81
Ratio of net investment income (%)	5.12	*	4.98	4.65	5.06	4.96	4.25
Portfolio turnover rate (%)	67	**	88	67	132	191	205

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Deutsche Emerging Markets Fixed Income Fund	|	25

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Emerging Markets Fixed Income Fund (formerly Deutsche Enhanced Emerging Markets Fixed Income Fund) (the “Fund”) is a non-diversified series of Deutsche Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for

26	|	Deutsche Emerging Markets Fixed Income Fund

similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Deutsche Emerging Markets Fixed Income Fund	|	27

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2018, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.14% annualized effective rate as of April 30, 2018) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2018, the Fund had securities on loan, which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

28	|	Deutsche Emerging Markets Fixed Income Fund

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $30,756,000, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($19,376,000) and long-term losses ($11,380,000).

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $81,440,450. The net unrealized appreciation for all investments based on tax cost was $2,415,764. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $3,665,448 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $1,249,684.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed,

Deutsche Emerging Markets Fixed Income Fund	|	29

and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to expired capital loss carryforwards investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

30	|	Deutsche Emerging Markets Fixed Income Fund

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2018, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

As of April 30, 2018, the Fund did not hold open futures contracts. For the six months ended April 30, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $7,496,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains. In addition, prior to October 2, 2017, as part of its currency strategies, the Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value

Deutsche Emerging Markets Fixed Income Fund	|	31

of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by unrealized gain on appreciated contracts.

Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,345,000 to $15,745,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $781,000 to $10,340,000.

The following tables summarize the value of the Fund’s derivative instruments held as of April 30, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$152,886

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (b)	$(42,626)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(b)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (c)	$1,518	$—	$1,518
Foreign Exchange Contracts (c)	—	(159,666)	(159,666)
	$1,518	$(159,666)	$(158,148)

Each of the above derivatives is located in the following Statement of Operations accounts:

(c)	Net realized gain (loss) from investments (includes purchase options), futures and forward foreign currency contracts, respectively

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Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (d)	$(8,907)	$—	$(8,907)
Foreign Exchange Contracts (d)	—	(58,841)	(58,841)
	$(8,907)	$(58,841)	$(67,748)

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Change in net unrealized appreciation (depreciation) on futures and forward foreign currency contracts, respectively

As of April 30, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty type, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$152,886	$(42,626)	$—	$110,260

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$42,626	$(42,626)	$—	$—

C. Purchases and Sales of Securities

During the six months ended April 30, 2018, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $53,602,694 and $50,911,968, respectively.

Deutsche Emerging Markets Fixed Income Fund	|	33

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund’s sub-advisor.

Deutsche Asset Management International GmbH (Deutsche AM International GmbH), a direct, wholly owned subsidiary of DWS Group, serves as subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and Deutsche AM International GmbH, DIMA, not the Fund, compensates Deutsche AM International GmbH for the services it provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.59% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2017 through January 31, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.02%
Class C	1.77%
Class S	.82%
Institutional Class	.77%

For the six months ended April 30, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$8,900
Class C	4,448
Class S	116,419
Institutional Class	26,198
$155,965

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s

34	|	Deutsche Emerging Markets Fixed Income Fund

average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2018, the Administration Fee was $40,206, of which $6,471 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2018
Class A	$1,629	$544
Class C	362	101
Class S	24,703	8,491
Institutional Class	395	267
	$27,089	$9,403

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2018
Class C	$6,997	$1,117

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2018	Annualized Rate
Class A	$4,258	$2,094	.24%
Class C	2,326	856	.25%
	$6,584	$2,950

Deutsche Emerging Markets Fixed Income Fund	|	35

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2018 aggregated $287.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended April 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $10,576, of which $8,299 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2018, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,041.

36	|	Deutsche Emerging Markets Fixed Income Fund

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2018.

Deutsche Emerging Markets Fixed Income Fund	|	37

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	15,586	$148,600	73,740	$697,835
Class C	26,675	253,867	21,794	205,193
Class S	96,501	924,228	184,644	1,734,903
Institutional Class	1,056,289	10,149,895	363,046	3,345,389
		$11,476,590		$5,983,320

Shares issued to shareholders in reinvestment of distributions
Class A	8,031	$75,715	14,779	$138,579
Class C	3,602	34,039	6,285	59,107
Class S	128,449	1,209,222	225,376	2,114,386
Institutional Class	42,267	397,579	210,448	1,969,219
		$1,716,555		$4,281,291

Shares redeemed
Class A	(75,883)	$(723,894)	(173,198)	$(1,618,507)
Class C	(39,700)	(376,438)	(74,434)	(701,730)
Class S	(434,509)	(4,149,247)	(880,154)	(8,270,822)
Institutional Class	(990,175)	(9,515,499)	(5,013,624)	(47,856,714)
		$(14,765,078)		$(58,447,773)

Net increase (decrease)
Class A	(52,266)	$(499,579)	(84,679)	$(782,093)
Class C	(9,423)	(88,532)	(46,355)	(437,430)
Class S	(209,559)	(2,015,797)	(470,134)	(4,421,533)
Institutional Class	108,381	1,031,975	(4,440,130)	(42,542,106)
		$(1,571,933)		$(48,183,162)

I. Name Changes

In connection with adoption of the DWS brand, effective on or about July 2, 2018, Deutsche Investment Management Americas Inc., the Advisor, will be renamed to DWS Investment Management Americas, Inc. In addition, the “Deutsche Funds” will become known as the “DWS Funds.” As a result, Deutsche Fixed Income Opportunities Fund will be renamed DWS Fixed Income Opportunities Fund.

38	|	Deutsche Emerging Markets Fixed Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2017 to April 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche Emerging Markets Fixed Income Fund	|	39

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/18	$972.50	$969.00	$973.70	$974.00
Expenses Paid per $1,000*	$4.99	$8.64	$4.01	$3.77

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/18	$1,019.74	$1,016.02	$1,020.73	$1,020.98
Expenses Paid per $1,000*	$5.11	$8.85	$4.11	$3.86

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Emerging Markets Fixed Income Fund	1.02%	1.77%	.82%	.77%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

40	|	Deutsche Emerging Markets Fixed Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche Emerging Markets Fixed Income Fund’s (formerly Deutsche Enhanced Emerging Markets Fixed Income Fund) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

Deutsche Emerging Markets Fixed Income Fund	|	41

invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The

42	|	Deutsche Emerging Markets Fixed Income Fund

Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that would be effective on or about October 2, 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that DIMA previously agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Deutsche Emerging Markets Fixed Income Fund	|	43

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance

44	|	Deutsche Emerging Markets Fixed Income Fund

processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

At a meeting held in July 2017, the Board of Directors, all members of which are Independent Directors, approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between DIMA and Deutsche Asset Management International GmbH (“DeAMI”), an indirect, wholly-owned subsidiary of Deutsche Bank AG, on behalf of the Fund. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on October 2, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DeAMI and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for changes to the Fund’s portfolio management team, including the addition of a portfolio manager located in Frankfurt, Germany. The Board considered that the appointment of DeAMI was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DeAMI would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely increase under the new sub-advisory arrangement, but that such increased profit margin was not expected to be unreasonable.

Given that DeAMI is an affiliate of DIMA, the Board, at the July 2017 meeting, additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016.

Deutsche Emerging Markets Fixed Income Fund	|	45

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

46	|	Deutsche Emerging Markets Fixed Income Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about Deutsche funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche Emerging Markets Fixed Income Fund	|	47

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of DWS Group, is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZECX	SCEMX	SZEIX
CUSIP Number	25156A 502	25156A 783	25156A 726	25156A 841
Fund Number	476	776	2076	1476

48	|	Deutsche Emerging Markets Fixed Income Fund

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

–SocialSecurity number

–Accountbalances

–Purchaseand transaction history

–Bankaccount information

–Contactinformation such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes —information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes —information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Deutsche Emerging Markets Fixed Income Fund	|	49

Who we are
Who is providing this notice?	DWS Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does DWS collect my personal information?

We collect your personal information, for example, when you:

—openan account

—giveus your contact information

—providebank account information for ACH or wire transactions

—tellus where to send money

—seekadvice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

—sharing for affiliates’ everyday business purposes

— information about your creditworthiness

—affiliates from using your information to market to you

—sharing for non-affiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

Rev. 3/2018

50	|	Deutsche Emerging Markets Fixed Income Fund

DEMFIF-3

(R-027568-7 6/18)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Emerging Markets Fixed Income Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2018